UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2010

Semi-Annual Repor t

Legg Mason ClearBridge

Dividend Strategy Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Dividend Strategy Fund

Fund objective

The Fund seeks capital appreciation, principally through investments in dividend-paying stocks.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Dividend Strategy Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Dividend Strategy Fund for the six-month reporting period ended April 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

Legg Mason ClearBridge Dividend Strategy Fund	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended April 30, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the preliminary estimate for GDP growth was a solid 3.0%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.5% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded nine consecutive months and April 2010’s PMI reading of 60.4 was the highest since July 2004. The gains in the manufacturing sector were broad-based, as seventeen of the eighteen industries tracked by the Institute for Supply Management grew in April.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 290,000 jobs in April, the largest monthly gain since March 2006. In addition, the Labor Department upwardly revised its new jobs data for the months of February and March 2010. Based on these revisions, an average of 143,000 new jobs a month was created during the first four months of 2010. However, the unemployment rate unexpectedly rose to 9.9% in April compared to 9.7% in March. This appeared to be due to more people looking to re-enter the workforce following the prolonged economic downturn.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 7.0% and 7.6% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. On the downside, there continued to be a large inventory of unsold homes. At the end of April 2010, there was an 8.4 month supply of unsold homes, versus an 8.1 month supply the prior month. In addition, based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices fell for the sixth consecutive month in March 2010. However, U.S. home prices rose a modest 2% in the first quarter of 2010 versus the prior year.

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market during the six months ended April 30, 2010.

In the U.S. equity market, stock prices, as measured by the S&P 500 Indexiv (the “Index”), rose during five of the six months of the reporting period. There were a number of factors contributing to the continued strong performance in the stock market, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)v.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010, the economy was “far from being out of the woods.” At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds ratevi at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from

IV	Legg Mason ClearBridge Dividend Strategy Fund

Investment commentary (cont’d)

0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Equity market review

After rising during six of the seven months that preceded the reporting period, the Index continued its ascent during much of the six months covered by this report. U.S. equities generated solid results for the six months ended April 30, 2010 as a whole, with the Index returning 15.66%.

The Index declined 1.86% in October 2009, prior to the start of the reporting period. Stock prices fell during the month given concerns over the sustainability of the economic recovery. However, the market’s step backward was short lived as it then gained 6.00% and 1.93% in November and December, respectively. The market’s rise was the result of renewed optimism regarding the economy and better-than-expected corporate profits. Stock prices then fell 3.60% in January 2010 due to some mixed economic data, as well as concerns regarding whether Bernanke would be confirmed for a second term and potential new regulations and taxes levied on the banking industry.

The U.S. stock market then showed its resiliency during the second half of the reporting period. Market volatility increased due to mounting concerns regarding the debt crisis in Greece and uncertainties surrounding new financial reforms. Despite these headwinds, the Index posted positive returns during each of the last three months of the period. Relief that Bernanke was confirmed, the Fed’s repeated statements that it would keep short-term interest rates low, and expectations for improving corporate profits buoyed the market.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvii returning 28.17% for the six-month reporting period. In contrast, the Russell Midcap Indexviii and the large-cap Russell 1000 Index ix rose 24.93% and 16.77%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 16.50% and 18.79%, respectively.

Performance review

For the six months ended April 30, 2010, Class A shares of Legg Mason ClearBridge Dividend Strategy Fund, excluding sales charges, returned 12.37%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 15.66% over the same time frame. The Lipper Equity Income Funds Category Average1 returned 13.89% for the same period.

Performance Snapshot as of April 30, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason ClearBridge Dividend Strategy Fund:
Class 1[2]	12.54%
Class A	12.37%
Class B	11.99%
Class C	12.15%
Class I	12.60%
S&P 500 Index	15.66%
Lipper Equity Income Funds Category Average	13.89%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 302 in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason ClearBridge Dividend Strategy Fund	V

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.98%, 1.73%, 2.31%, 1.80% and 0.87%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 0.95% for Class I shares. In addition, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

RISKS: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging market countries. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2009 and held for the six months ended April 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	12.54%	$1,000.00	$1,125.40	0.92%	$4.85
Class A	12.37	1,000.00	1,123.70	1.25	6.58
Class B	11.99	1,000.00	1,119.90	2.00	10.51
Class C	12.15	1,000.00	1,121.50	1.78	9.36
Class I	12.60	1,000.00	1,126.00	0.91	4.80

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	5.00%	$1,000.00	$1,020.23	0.92%	$4.61
Class A	5.00	1,000.00	1,018.60	1.25	6.26
Class B	5.00	1,000.00	1,014.88	2.00	9.99
Class C	5.00	1,000.00	1,015.97	1.78	8.90
Class I	5.00	1,000.00	1,020.28	0.91	4.56

[1]	For the six months ended April 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2010

Legg Mason ClearBridge Dividend Strategy Fund

Security	Shares	Value
Common Stocks — 96.3%
Consumer Discretionary — 7.6%
Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp.	405,500	$28,624,245
Household Durables — 0.6%
Leggett & Platt Inc.	419,080	10,280,032
Leisure Equipment & Products — 0.4%
Mattel Inc.	309,170	7,126,368
Media — 2.4%
Comcast Corp., Special Class A Shares	649,770	12,248,165
Reed Elsevier PLC	924,180	7,279,031	(a)
Time Warner Inc.	775,000	25,637,000
Total Media		45,164,196
Specialty Retail — 2.6%
Gap Inc.	462,690	11,442,324
Home Depot Inc.	1,049,200	36,984,300
Total Specialty Retail		48,426,624
Textiles, Apparel & Luxury Goods — 0.1%
V.F. Corp.	30,000	2,592,600
Total Consumer Discretionary		142,214,065
Consumer Staples — 14.7%
Beverages — 1.9%
Coca-Cola Co.	400,000	21,380,000
PepsiCo Inc.	220,000	14,348,400
Total Beverages		35,728,400
Food & Staples Retailing — 3.0%
Safeway Inc.	1,189,000	28,060,400
Wal-Mart Stores Inc.	546,700	29,330,455
Total Food & Staples Retailing		57,390,855
Food Products — 5.2%
General Mills Inc.	306,000	21,781,080
H.J. Heinz Co.	740,000	34,683,800
Kraft Foods Inc., Class A Shares	533,000	15,776,800
Unilever PLC, ADR	853,010	25,675,601
Total Food Products		97,917,281
Household Products — 4.6%
Colgate-Palmolive Co.	200,000	16,820,000
Kimberly-Clark Corp.	318,000	19,480,680
Procter & Gamble Co.	794,720	49,399,795
Total Household Products		85,700,475
Total Consumer Staples		276,737,011
Energy — 11.8%
Energy Equipment & Services — 2.5%
Baker Hughes Inc.	267,210	13,296,370
Diamond Offshore Drilling Inc.	90,000	7,119,000
Halliburton Co.	307,490	9,424,568
Schlumberger Ltd.	252,560	18,037,835
Total Energy Equipment & Services		47,877,773

See Notes to Financial Statements.

4	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason ClearBridge Dividend Strategy Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 9.3%
BP PLC, ADR	354,000	$18,461,100
Chevron Corp.	386,439	31,471,592
ConocoPhillips	174,320	10,318,001
Exxon Mobil Corp.	892,959	60,587,268
Southern Union Co.	1,000,000	26,130,000
Spectra Energy Corp.	570,000	13,303,800
Total SA, ADR	275,000	14,954,500
Total Oil, Gas & Consumable Fuels		175,226,261
Total Energy		223,104,034
Financials — 14.5%
Capital Markets — 2.4%
Charles Schwab Corp.	537,000	10,358,730
Franklin Resources Inc.	112,240	12,979,434
Morgan Stanley	702,650	21,234,083
Total Capital Markets		44,572,247
Commercial Banks — 0.5%
KeyCorp	1,151,390	10,385,538
Diversified Financial Services — 3.8%
Bank of America Corp.	1,550,330	27,642,384
JPMorgan Chase & Co.	1,016,577	43,285,848
Total Diversified Financial Services		70,928,232
Insurance — 3.7%
Allied World Assurance Holdings Ltd.	194,900	8,491,793
Chubb Corp.	474,974	25,111,876
Fidelity National Financial Inc., Class A Shares	145,385	2,206,944
Travelers Cos. Inc.	650,000	32,981,000
Total Insurance		68,791,613
Real Estate Investment Trusts (REITs) — 4.1%
Annaly Capital Management Inc.	1,695,680	28,741,776
AvalonBay Communities Inc.	123,480	12,846,859
Boston Properties Inc.	143,000	11,276,980
Chimera Investment Corp.	2,350,000	9,564,500
LaSalle Hotel Properties	182,390	4,805,976
Simon Property Group Inc.	114,030	10,150,951
Total Real Estate Investment Trusts (REITs)		77,387,042
Total Financials		272,064,672
Health Care — 10.1%
Health Care Equipment & Supplies — 1.4%
Baxter International Inc.	341,612	16,130,919
Medtronic Inc.	230,000	10,048,700
Total Health Care Equipment & Supplies		26,179,619
Pharmaceuticals — 8.7%
Abbott Laboratories	365,000	18,673,400
Bristol-Myers Squibb Co.	670,000	16,944,300
GlaxoSmithKline PLC, ADR	294,520	10,982,651
Johnson & Johnson	835,897	53,748,177
Merck & Co. Inc.	832,786	29,180,821

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	5

Legg Mason Clearbridge Dividend Strategy Fund

Security	Shares	Value
Pharmaceuticals — continued
Novartis AG, ADR	529,180	$26,908,803
Roche Holding AG, ADR	189,540	7,467,876
Total Pharmaceuticals		163,906,028
Total Health Care		190,085,647
Industrials — 14.4%
Aerospace & Defense — 4.7%
Boeing Co.	70,040	5,072,997
Honeywell International Inc.	782,742	37,156,763
Lockheed Martin Corp.	91,000	7,724,990
Northrop Grumman Corp.	289,120	19,611,010
Raytheon Co.	325,000	18,947,500
Total Aerospace & Defense		88,513,260
Air Freight & Logistics — 0.5%
United Parcel Service Inc., Class B Shares	125,000	8,642,500
Commercial Services & Supplies — 1.8%
Waste Management Inc.	985,000	34,159,800
Electrical Equipment — 1.5%
Emerson Electric Co.	548,784	28,662,988
Industrial Conglomerates — 3.8%
3M Co.	160,000	14,187,200
General Electric Co.	850,000	16,031,000
McDermott International Inc.	866,270	23,744,461	*
Tyco International Ltd.	198,000	7,680,420
United Technologies Corp.	145,000	10,867,750
Total Industrial Conglomerates		72,510,831
Machinery — 2.1%
Deere & Co.	302,630	18,103,326
Dover Corp.	206,550	10,786,041
Parker Hannifin Corp.	149,810	10,363,856
Total Machinery		39,253,223
Total Industrials		271,742,602
Information Technology — 13.1%
Communications Equipment — 1.3%
QUALCOMM Inc.	175,000	6,779,500
Telefonaktiebolaget LM Ericsson, ADR	1,611,490	18,532,135
Total Communications Equipment		25,311,635
IT Services — 2.5%
Automatic Data Processing Inc.	550,000	23,848,000
International Business Machines Corp.	175,000	22,575,000
Total IT Services		46,423,000
Semiconductors & Semiconductor Equipment — 6.3%
Applied Materials Inc.	1,663,190	22,918,758
Intel Corp.	925,000	21,117,750
Linear Technology Corp.	745,290	22,403,417
Microchip Technology Inc.	1,032,970	30,173,054
Texas Instruments Inc.	855,470	22,250,775
Total Semiconductors & Semiconductor Equipment		118,863,754

See Notes to Financial Statements.

6	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Legg Mason Clearbridge Dividend Strategy Fund

Security			Shares	Value
Software — 3.0%
Microsoft Corp.			1,844,825	$56,340,956
Total Information Technology				246,939,345
Materials — 4.5%
Chemicals — 2.1%
Air Products & Chemicals Inc.			100,000	7,678,000
E.I. du Pont de Nemours & Co.			400,000	15,936,000
PPG Industries Inc.			226,240	15,920,509
Total Chemicals				39,534,509
Metals & Mining — 1.6%
BHP Billiton Ltd., ADR			109,920	8,001,077
Nucor Corp.			179,140	8,118,625
United States Steel Corp.			276,170	15,095,452
Total Metals & Mining				31,215,154
Paper & Forest Products — 0.8%
Weyerhaeuser Co.			300,731	14,892,199
Total Materials				85,641,862
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 2.8%
AT&T Inc.			1,360,990	35,467,399
Verizon Communications Inc.			370,000	10,689,300
Windstream Corp.			635,000	7,016,750
Total Diversified Telecommunication Services				53,173,449
Wireless Telecommunication Services — 1.6%
Vodafone Group PLC, ADR			1,325,888	29,434,714
Total Telecommunication Services				82,608,163
Utilities — 1.2%
Electric Utilities — 0.8%
American Electric Power Co. Inc.			34,140	1,171,002
Exelon Corp.			104,000	4,533,360
FPL Group Inc.			175,000	9,108,750
Total Electric Utilities				14,813,112
Multi-Utilities — 0.4%
PG&E Corp.			158,000	6,920,400
Total Utilities				21,733,512
Total Investments Before Short-Term Investment (Cost — $1,468,231,545)				1,812,870,913

	Rate	Maturity Date	Face Amount
Short-Term Investment — 3.4%
Repurchase Agreement — 3.4%
Interest in $450,000,000 joint tri-party repurchase agreement dated 4/30/10 with RBS Securities Inc.; Proceeds at maturity — $64,716,025; (Fully collateralized by various U.S. government obligations, 1.000% to 2.500% due 7/31/11 to 3/31/13; Market value — $66,009,344) (Cost — $64,715,000)	0.190%	5/3/10	$64,715,000	64,715,000
Total Investments — 99.7% (Cost — $1,532,946,545#)				1,877,585,913
Other Assets in Excess of Liabilities — 0.3%				5,283,143
Total Net Assets — 100.0%				$1,882,869,056

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	7

Legg Mason Clearbridge Dividend Strategy Fund

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

8	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2010

Assets:
Investments, at value (Cost — $1,532,946,545)	$1,877,585,913
Foreign currency, at value (Cost — $2)	2
Cash	846
Receivable for securities sold	4,379,612
Dividends and interest receivable	3,115,192
Receivable for Fund shares sold	506,163
Prepaid expenses	51,796
Total Assets	1,885,639,524

Liabilities:
Investment management fee payable	896,539
Payable for Fund shares repurchased	807,270
Distribution fees payable	190,896
Trustees’ fees payable	21,679
Accrued expenses	854,084
Total Liabilities	2,770,468
Total Net Assets	$1,882,869,056

Net Assets:
Par value (Note 7)	$1,205
Paid-in capital in excess of par value	1,633,251,032
Undistributed net investment income	1,213,659
Accumulated net realized loss on investments	(96,237,899)
Net unrealized appreciation on investments and foreign currencies	344,641,059
Total Net Assets	$1,882,869,056

Shares Outstanding:
Class 1	82,667,584
Class A	29,620,072
Class B	7,071,580
Class C	905,005
Class I	200,027

Net Asset Value:
Class 1 (and redemption price)	$15.83
Class A (and redemption price)	$15.38
Class B*	$14.34
Class C*	$15.36
Class I (and redemption price)	$15.33
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.32

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended April 30, 2010

Investment Income:
Dividends	$29,908,462
Interest	38,957
Less: Foreign taxes withheld	(389,757)
Total Investment Income	29,557,662

Expenses:
Investment management fee (Note 2)	5,729,023
Transfer agent fees (Note 5)	3,248,280
Distribution fees (Notes 2 and 5)	1,112,436
Shareholder reports	141,115
Trustees’ fees	81,902
Legal fees	47,919
Registration fees	34,361
Audit and tax	21,319
Insurance	17,827
Custody fees	17,164
Miscellaneous expenses	11,985
Total Expenses	10,463,331
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(720,065)
Net Expenses	9,743,266
Net Investment Income	19,814,396

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From Investment Transactions	21,131,740
Change in Net Unrealized Appreciation/Depreciation From:
Investments	173,307,971
Foreign currencies	1,691
Change in Net Unrealized Appreciation/Depreciation	173,309,662
Net Gain on Investments and Foreign Currency Transactions	194,441,402
Increase in Net Assets From Operations	$214,255,798

See Notes to Financial Statements.

10	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2010 (unaudited) and the Year Ended October 31, 2009	2010	2009

Operations:
Net investment income	$19,814,396	$41,111,932
Net realized gain (loss)	21,131,740	(84,297,489)
Change in net unrealized appreciation/depreciation	173,309,662	182,400,880
Increase in Net Assets From Operations	214,255,798	139,215,323

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(19,300,026)	(41,548,084)
Decrease in Net Assets from Distributions to Shareholders	(19,300,026)	(41,548,084)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	50,439,194	98,858,732
Reinvestment of distributions	19,275,583	41,446,426
Cost of shares repurchased	(119,385,991)	(242,003,797)
Decrease in Net Assets From Fund Share Transactions	(49,671,214)	(101,698,639)
Increase (Decrease) in Net Assets	145,284,558	(4,031,400)

Net Assets:
Beginning of period	1,737,584,498	1,741,615,898
End of period*	$1,882,869,056	$1,737,584,498
* Includes undistributed net investment income of:	$1,213,659	$699,289

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class 1 Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$14.22	$13.35	$19.71	$18.42	$16.90	$16.89

Income (loss) from operations:
Net investment income	0.18	0.34	0.39	0.37	0.34	0.34
Net realized and unrealized gain (loss)	1.60	0.87	(5.63)	1.94	2.37	0.02
Total income (loss) from operations	1.78	1.21	(5.24)	2.31	2.71	0.36

Less distributions from:
Net investment income	(0.17)	(0.34)	(0.39)	(0.37)	(0.35)	(0.35)
Net realized gains	—	—	(0.73)	(0.65)	(0.84)	—
Total distributions	(0.17)	(0.34)	(1.12)	(1.02)	(1.19)	(0.35)

Net asset value, end of period	$15.83	$14.22	$13.35	$19.71	$18.42	$16.90
Total return[3]	12.54%	9.45%	(27.97)%	13.05%	16.92%	2.12%

Net assets, end of period (millions)	$1,309	$1,225	$1,268	$2,025	$2,032	$2,036

Ratios to average net assets:
Gross expenses	0.92%[4]	0.98%	0.86%	0.86%[5]	0.88%	0.94%
Net expenses	0.92 [4,6]	0.97 [6,7]	0.86 [6]	0.86 [5,6,7]	0.85 [7]	0.94
Net investment income	2.31 [4]	2.70	2.33	1.96	2.00	1.99

Portfolio turnover rate	10%	27%	31%	19%	21%	135%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.85%.

[6]

As the result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25% until December 31, 2011.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.82	$12.98	$19.19	$17.97	$16.52	$16.47

Income (loss) from operations:
Net investment income	0.15	0.30	0.32	0.29	0.27	0.28
Net realized and unrealized gain (loss)	1.56	0.85	(5.48)	1.89	2.32	0.02
Total income (loss) from operations	1.71	1.15	(5.16)	2.18	2.59	0.30

Less distributions from:
Net investment income	(0.15)	(0.31)	(0.32)	(0.31)	(0.30)	(0.25)
Net realized gains	—	—	(0.73)	(0.65)	(0.84)	—
Total distributions	(0.15)	(0.31)	(1.05)	(0.96)	(1.14)	(0.25)

Net asset value, end of period	$15.38	$13.82	$12.98	$19.19	$17.97	$16.52
Total return[3]	12.37%	9.16%	(28.23)%	12.58%	16.50%	1.82%

Net assets, end of period (millions)	$456	$398	$346	$461	$395	$378

Ratios to average net assets:
Gross expenses	1.52%[4]	1.73%	1.64%	1.36%[5]	1.43%	1.59%
Net expenses[6,7]	1.25 [4]	1.25	1.25	1.20 [5]	1.24	1.25
Net investment income	1.98 [4]	2.40	1.94	1.59	1.62	1.67

Portfolio turnover rate	10%	27%	31%	19%	21%	135%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.34% and 1.19%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As the result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.25% until December 31, 2011.

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class B Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.89	$12.13	$18.01	$16.92	$15.62	$15.55

Income (loss) from operations:
Net investment income	0.09	0.19	0.19	0.15	0.14	0.15
Net realized and unrealized gain (loss)	1.45	0.79	(5.13)	1.77	2.18	0.02
Total income (loss) from operations	1.54	0.98	(4.94)	1.92	2.32	0.17

Less distributions from:
Net investment income	(0.09)	(0.22)	(0.21)	(0.18)	(0.18)	(0.10)
Net realized gains	—	—	(0.73)	(0.65)	(0.84)	—
Total distributions	(0.09)	(0.22)	(0.94)	(0.83)	(1.02)	(0.10)

Net asset value, end of period	$14.34	$12.89	$12.13	$18.01	$16.92	$15.62
Total return[3]	11.99%	8.32%	(28.78)%	11.76%	15.61%	1.09%

Net assets, end of period (millions)	$101	$102	$120	$221	$250	$264

Ratios to average net assets:
Gross expenses	2.26%[4]	2.31%	2.14%	2.14%[5]	2.23%	2.38%
Net expenses[6,7]	2.00 [4]	2.00	2.00	1.96 [5]	1.96	2.00
Net investment income	1.24 [4]	1.69	1.20	0.87	0.90	0.93

Portfolio turnover rate	10%	27%	31%	19%	21%	135%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.13% and 1.94%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As the result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.00% until December 31, 2011.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.79	$12.96	$19.17	$17.95	$16.48	$16.39

Income (loss) from operations:
Net investment income	0.10	0.23	0.25	0.21	0.20	0.18
Net realized and unrealized gain (loss)	1.57	0.84	(5.47)	1.88	2.30	0.04
Total income (loss) from operations	1.67	1.07	(5.22)	2.09	2.50	0.22

Less distributions from:
Net investment income	(0.10)	(0.24)	(0.26)	(0.22)	(0.19)	(0.13)
Net realized gains	—	—	(0.73)	(0.65)	(0.84)	—
Total distributions	(0.10)	(0.24)	(0.99)	(0.87)	(1.03)	(0.13)

Net asset value, end of period	$15.36	$13.79	$12.96	$19.17	$17.95	$16.48
Total return[3]	12.15%	8.55%	(28.55)%	12.07%	15.94%	1.32%

Net assets, end of period (millions)	$14	$10	$7	$12	$11	$12

Ratios to average net assets:
Gross expenses	1.78%[4]	1.78%	1.67%	1.68%[5]	1.73%	1.75%
Net expenses	1.78 [4,6]	1.78 [6,7]	1.67	1.67 [5,7]	1.69 [7]	1.75
Net investment income	1.43 [4]	1.85	1.52	1.13	1.18	1.05

Portfolio turnover rate	10%	27%	31%	19%	21%	135%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.66%.

[6]

As the result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.00%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008[3]

Net asset value, beginning of period	$13.77	$12.94	$16.59

Income (loss) from operations:
Net investment income	0.17	0.35	0.25
Net realized and unrealized gain (loss)	1.56	0.85	(3.58)
Total income (loss) from operations	1.73	1.20	(3.33)

Less distributions from:
Net investment income	(0.17)	(0.37)	(0.32)
Total distributions	(0.17)	(0.37)	(0.32)

Net asset value, end of period	$15.33	$13.77	$12.94
Total return[4]	12.60%	9.68%	(20.40)%

Net assets, end of period (millions)	$3	$3	$1

Ratios to average net assets:
Gross expenses	0.91%[5]	0.87%	0.64%[5]
Net expenses	0.91 [5,6]	0.77 [6,7]	0.64 [5]
Net investment income	2.32 [5]	2.83	2.55 [5]

Portfolio turnover rate	10%	27%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2010 (unaudited).

[3]	For the period March 5, 2008 (inception date) to October 31, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As the result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Dividend Strategy Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†:
Consumer discretionary	$134,935,034	$7,279,031	—	$142,214,065
Other common stocks	1,670,656,848	—	—	1,670,656,848
Total common stocks	$1,805,591,882	$7,279,031	—	$1,812,870,913
Short-term investment†	—	64,715,000	—	64,715,000
Total	$1,805,591,882	$71,994,031	—	$1,877,585,913

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	17

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Dis-

18	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

tributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.65%
Next $1 billion	0.60
Next $1 billion	0.55
Next $1 billion	0.50
Over $4 billion	0.45

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average net assets of Class A and Class B shares will not exceed 1.25% and 2.00%, respectively, until December 31, 2011. The ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.25%. In addition, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C and Class I shares will not exceed 2.00% and 0.95%, respectively. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the six months ended April 30, 2010, LMPFA waived a portion of its fee and/or reimbursed expenses amounting to $720,065.

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	19

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2010, LMIS and its affiliates received sales charges of approximately $178,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$9,000	$0	*

*	Amount represents less than $1,000

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$173,285,013
Sales	198,906,000

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$388,596,833
Gross unrealized depreciation	(43,957,465)
Net unrealized appreciation	$344,639,368

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% and 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

20	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended April 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class 1	—	$1,634,593
Class A	$536,714	1,300,409
Class B	516,465	303,438
Class C	59,257	6,716
Class I	—	3,124
Total	$1,112,436	$3,248,280

For the six months ended April 30, 2010 waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class 1	—
Class A	$588,226
Class B	131,839
Class C	—
Class I	—
Total	$720,065

6. Distributions to shareholders by class

	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Net Investment Income:
Class 1	$14,241,604	$30,771,868
Class A	4,251,789	8,625,066
Class B	692,130	1,917,155
Class C	84,179	173,517
Class I	30,324	60,478
Total	$19,300,026	$41,548,084

7. Shares of beneficial interest

At April 30, 2010, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class 1
Shares sold	—	—	—	—
Shares issued on reinvestment	920,212	$14,241,614	2,433,945	$30,771,274
Shares repurchased	(4,425,501)	(67,790,334)	(11,241,233)	(139,990,346)
Net decrease	(3,505,289)	$(53,548,720)	(8,807,288)	$(109,219,072)

Class A
Shares sold	2,699,485	$40,206,759	6,632,679	$81,096,945
Shares issued on reinvestment	281,516	4,234,461	693,064	8,539,009
Shares repurchased	(2,166,767)	(32,263,702)	(5,145,899)	(62,946,534)
Net increase	814,234	$12,177,518	2,179,844	$26,689,420

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	21

	Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Amount	Shares	Amount

Class B
Shares sold	383,334	$5,314,338	1,069,345	$12,193,989
Shares issued on reinvestment	49,294	690,947	167,385	1,912,543
Shares repurchased	(1,239,154)	(17,237,037)	(3,193,626)	(36,463,309)
Net decrease	(806,526)	$(11,231,752)	(1,956,896)	$(22,356,777)

Class C
Shares sold	269,206	$4,004,278	332,636	$4,052,716
Shares issued on reinvestment	5,351	80,440	13,526	165,640
Shares repurchased	(89,867)	(1,341,322)	(187,340)	(2,284,416)
Net increase	184,690	$2,743,396	158,822	$1,933,940

Class I
Shares sold	61,630	$913,819	123,887	$1,515,082
Shares issued on reinvestment	1,875	28,121	4,693	57,960
Shares repurchased	(51,294)	(753,596)	(26,981)	(319,192)
Net increase	12,211	$188,344	101,599	$1,253,850

8. Capital loss carryforward

As of October 31, 2009, the Fund had a net capital loss carryforward of approximately $101,003,211, of which $29,073,482 expires in 2016 and $71,929,729 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the

22	Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $18,965, $93,836, $6,839 and $221 for Classes A, B, C and 1, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The

Legg Mason ClearBridge Dividend Strategy Fund 2010 Semi-Annual Report	23

Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM based on the May 31, 2005 settlement order issued against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

24	Legg Mason ClearBridge Dividend Strategy Fund

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business

Legg Mason ClearBridge Dividend Strategy Fund	25

plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median for the one- and three-year periods, but performed below the median for the five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that additional portfolio managers were added to the portfolio management team in August 2009, and that the portfolio managers are very experienced. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors

26	Legg Mason ClearBridge Dividend Strategy Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 14 retail front-end load equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load equity income funds (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and the Fund’s Actual Management Fee was lower than the average management fee paid by the other funds in the Expense Universe, the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Board noted that the Fund had higher transfer agency fees than the other funds in the Expense Group and Expense Universe, which caused the Fund’s actual total expense ratio to be higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe, and that management was continuing its efforts to reduce such fees. The Trustees noted that the Manager had agreed to a fee waiver and/or expense reimbursement arrangement which could not be terminated prior December 31, 2011 without the Trustees’ consent.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason ClearBridge Dividend Strategy Fund	27

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

Legg Mason ClearBridge

Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Clearbridge Dividend Strategy Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Series at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Series at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART  OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02328 6/10 SR10-1097

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: July 1, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: July 1, 2010